Exhibit 10.1

CONVERTIBLE NOTE PURCHASE AGREEMENT

THE CONVERTIBLE PROMISSORY NOTES AND RELATED WARRANTS AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATUTES, UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THOSE LAWS.  THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                                THIS AGREEMENT is made by and among the parties listed on Exhibit A attached hereto (each party referred to individually as an “Investor,” and collectively, along with any other parties who become Investors under this Agreement by executing the Counterpart and Joinder attached hereto, as the “Investors”), and CIPRICO INC., a Delaware corporation (the “Company”).

RECITALS

                                                A.            The Company requires financing which the Investors are willing to provide on the terms and subject to the conditions set forth in this Agreement.

                                                B.            The parties desire to allow the Company to raise additional financing on the terms and conditions provided in this Agreement.

AGREEMENTS

In consideration of the recitals and the mutual agreements which follow, the Investors and the Company agree:

1.                                       Investment.

(a)           Purchase and Sale of Convertible Notes.  Subject to and upon the terms and conditions set forth in this Agreement, the Company shall issue and sell to each of the Investors, and the Investors will each purchase from the Company, a convertible promissory note, evidencing loans from the Investors, in the original principal amounts set forth on Exhibit A (the “Principal Amounts”) (each, a “Note” and collectively, the “Notes”).  The Notes shall be in the form attached hereto as Exhibit B.

(b)           Issuance of Warrants.  Subject to and upon the terms and conditions set forth in this Agreement, the Company shall issue to the Investors warrants (the “Warrants”) to purchase the number of shares of the Company’s Common Stock set forth on Exhibit A (the “Warrant Shares”).  The Warrants shall be in the form attached as Exhibit C.

(c)           Minimum Investment Size.  A minimum original principal amount of $3,000,000 (the “Minimum”) must be raised before the Company will accept investments for the Notes and Warrants pursuant to this Agreement.  Prior to the Initial Closing, as defined below, all funds received will be deposited in an escrow account at Wells Fargo Bank, N.A., Minneapolis, Minnesota.  If no closing has occurred on or before December 21, 2007, the proceeds from the sales of Notes and Warrants will be refunded promptly to the Investors in full, without interest, unless the Company decides in its sole discretion to extend the deadline.  Any income from escrowed funds will be retained by the Company and applied to the cost of maintaining the escrow account.

(d)           Maximum Investment Size.  The Company may issue and sell:  (i) additional Notes, in the form of Exhibit B, up to an aggregate original principal amount (including the Notes issued to the Investors at the Initial Closing) of $7,800,000; and (ii) additional Warrants, in the form of Exhibit C, up to an aggregate (including the Warrants issued to the Investors listed on Exhibit A) of the number of Warrant Shares necessary pursuant to the terms of the Notes.  The purchasers of such additional Notes and Warrants (the “Additional Investors”) shall execute and deliver to the Company a Counterpart and Joinder in the form attached to this Agreement.

                                                2.             Closing.

(a)           Initial Closing.  The initial purchase and sale of the Notes and Warrants shall occur (the “Initial Closing”) as soon as practicable after the Minimum has been received by the Company (the “Initial Closing Date”) and at such location as shall be agreed upon by the Company and the Investors.  The Company will promptly notify the Investors of the date, place and time of the Initial Closing by facsimile transmission or otherwise.

(b)           Additional Closings.  The purchase and sale of the Notes and Warrants, if any, not purchased at the Initial Closing (each, an “Additional Closing”) shall occur as soon as practicable after the execution of the Agreement by the Company and each Investor purchasing Notes and Warrants at the Additional Closing at the time and date (each, an “Additional Closing Date”) and at such location as shall be agreed upon by the Company and the Investors.  The Company will promptly notify the Investors of the date, place and time of the Additional Closing by facsimile transmission or otherwise.

(c)           Closing Procedure.  On the Initial Closing Date and each Additional Closing Date, if any (each a “Closing”), each participating Investor shall make a wire transfer of immediately available funds to an account designated by the Company, in the amount of the aggregate principal amount of the Note issuable to such Investor at the Closing, and the Company shall issue and deliver to such Investor its Note and its Warrant, each duly executed and in proper form.

                                                3.             Covenants of the Company.

(a)           Reservation of Stock.  At all times while the Notes and Warrants are outstanding, the Company shall reserve sufficient shares of Common Stock to allow for the conversion of the Notes and the exercise of the Warrants according to their terms.

(b)           Use of Proceeds.  The Company shall use the proceeds hereunder to support its ongoing business activities, including, but not limited to, product development, sales and marketing, general corporate purposes and working capital.  In addition, the Company has retained a placement agent for this investment.  Such placement agent may be compensated out of the proceeds of this investment.

(c)           Issuance of Preferred Stock.  The Company shall not issue any preferred stock during the time period that any Note remains due and payable and has not been converted into common stock, unless such issuance is for the payment in full of all amounts due pursuant to such Notes.

(d)           Financing Statement.  On or before December 31, 2007, the Company shall complete and file with the proper authority or authorities a financing statement on Form UCC-1 or other proper form to perfect the security interest in the Company’s property granted by the Note.

                                                4.             Representations and Warranties of the Company.  The Company represents and warrants to the Investors:

(a)           The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to execute and deliver this Agreement, the Notes and the Warrants (collectively, the “Investment Documents”) and to consummate the transactions contemplated hereby and thereby.

(b)           The execution and delivery of this Agreement and the other Investment Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Company.  This Agreement and the other Investment Documents constitute the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

(c)           The execution, delivery and performance of this Agreement and the other Investment Documents by the Company (i) will not constitute a default under or conflict with the Company’s Certificate of Incorporation or Bylaws or any agreement or other instrument to which the Company is a party or by which the Company is bound, (ii) will not conflict with or violate any order, judgment, decree, statute, ordinance or regulation applicable to the Company, and (iii) does not require the consent of any person or entity that has not been obtained prior to the date hereof.

(d)           The SEC Documents (as defined below) accurately reflected the authorized and outstanding capital stock of the Company in all material respects as of June 30, 2007.  Except as disclosed in or contemplated by the SEC Documents, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any securities or obligations convertible or exchangeable or exercisable for, or any contracts or commitments to issue or sell, shares of its capital stock, or any such options, warrants, rights, convertible, exchangeable or exercisable securities or obligations other than options granted under the Company’s stock option plans or disclosed in the SEC Documents.  True, correct and complete copies of the Company’s Certificate of Incorporation and the Company’s Bylaws are each filed as exhibits to the SEC Documents.  The capital stock of the Company, including the Common Stock, conforms to the description thereof contained in the SEC Documents.  For purposes of this Agreement, “SEC Documents” shall include all reports, schedules, forms, statements and other documents required to be filed by the Company with the Securities and Exchange Commission (“SEC”), pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (all of the foregoing filed prior to the date hereof) and all exhibits included or incorporated by reference therein and financial statements and schedules thereto and documents (other than exhibits) included or incorporated by reference therein.

(e)           There is no notice, action, claim, suit or proceeding before or by any court or governmental agency, domestic or foreign, nor pending, or to the knowledge of the Company, threatened, against or affecting the Company.

(f)            The Company is not and, after giving effect to the offering and sale of the Notes, Warrants and shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants (collectively, the “Securities”) and the receipt of the proceeds therefrom, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

                                                5.             Investment Representations.  Each Investor represents and warrants to the Company that:

(a)           It has been informed by the Company that the Securities have not been registered under the Securities Act or any applicable state securities laws because the offer and sale of the Securities are exempt from such registration pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the SEC thereunder and certain limited offering exemptions under state securities laws based in part upon its representations made herein.

(b)           It has such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of the transactions contemplated by this Agreement, it has the ability to bear the economic risks of this investment, and it is aware of the intended use of proceeds of such investment.

(c)           It is acquiring the securities described in this Agreement for purposes of investment for its own account, not on behalf of others, and not with a view to the sale or other distribution thereof as such terms are defined in the Securities Act and the regulations of the SEC promulgated thereunder.

(d)           It will not attempt to sell or otherwise distribute the Securities except in compliance with applicable federal and state securities laws and this Agreement.

(e)           It has the authority to execute and deliver this Agreement and perform the transactions contemplated herein.  Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of such Investor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

(f)            It has its principal residence in the state indicated on the signature page hereto and is an “Accredited Investor” meeting one of the following criteria:

(i)            A bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or the employee benefit plan has total assets in excess of $5,000,000; or the plan is a self-directed plan with investment decisions made solely by persons who are “Accredited Investors” as defined under the Securities Act.

(ii)           A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(iii)          An organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust,

or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(iv)          A director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(v)           A natural person whose individual net worth, or joint net worth with his/her spouse, at the time of purchase exceeds $1,000,000;

(vi)          A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with his/her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(vi)          A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in § 230.506(b)(2)(ii); or

(viii)        An entity in which all of the equity owners are accredited investors.

(g)           It has been furnished with all relevant materials relating to the business, finances and operations of the Company necessary to make an investment decision, and materials relating to the offer and sale of the Notes, that have been requested by such Investor, including, without limitation, the Company’s SEC Documents, and such Investor has had the opportunity to review the SEC Documents.  Such Investor has been afforded the opportunity to ask questions, and to receive answers from, officers of the Company concerning the Company and the terms and conditions of this offering and to obtain additional information about the Company and the Notes and Warrants.

(h)           Between the time such Investor learned about the offering and the public announcement of the offering, such Investor has not engaged in any purchase, sale or other transaction, including any short sales or similar transactions, with respect to the Common Stock, nor has such Investor, directly or indirectly, caused any person to engage in any purchase, sale or other transaction, including any short sales, with respect to the Common Stock.

                                                6.                                       Default; Remedies.

(a)                                  Each of the following events, acts, occurrences or conditions shall constitute an Event of Default under the Notes:

(i)            The Company shall fail to make when due any payment of principal or interest under the Notes.

(ii)           The Company shall fail to perform or observe, in any material respect, any other covenant or obligation arising under this Agreement or the Note, which failure continues for a period of 30 days after written notice thereof to the Company by the Investors.

(iii)          Any representation or warranty made by the Company in section 4 proves untrue in any material respect as of the date made.

(iv)          (a) The Company shall commence a voluntary case concerning itself under the Bankruptcy Code; (b) an involuntary case is commenced against the Company and the petition is not controverted within ten days, or is not dismissed within 30 days, after commencement of the case; (c) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Company or the Company commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of 60 days; (d) any order of relief or other order approving any such case or proceeding is entered; or (e) the Company is adjudicated insolvent or bankrupt.

(v)           The Company shall fail to timely file any report on Forms 10-KSB or 10-QSB, or any successor forms, in accordance with the timeframe set forth in such Forms subject to any extension granted under Rule 12b-25.

(b)           Remedies.  Upon the occurrence of any Event of Default described in sections 6(a)(ii), (iii) or (v), the Investors may, at their option and upon written notice to the Company, declare all of the Notes to be immediately due and payable in full.  Upon the occurrence of any Event of Default described in section 6(a)(i) or (iv), all of the Notes shall become immediately due and payable without any action on the part of the Investors.

(c)           Manner of Acting.  For purposes of this section 6, when any action is required of the Investors, the Investors shall act by written notice from Investors holding more than fifty percent (50%) of the principal amount of the Notes then outstanding.

                                                7.             Payments on Notes.  All payments on the Notes, whether principal or interest, whether a scheduled payment or as a voluntary prepayment, shall be pari passu and pro rata among the Notes on the basis of the respective principal amounts of the Notes.

                                                8.             Entire Agreement; Amendments; Termination.  This Agreement (including all schedules and exhibits hereto), the Notes and the Warrants, and the Confidentiality Agreement entered into by each Investor constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein or therein.  No provision of this

Agreement may be waived or amended and this Agreement may not be terminated other than by an instrument in writing signed by the party to be charged with such waiver or amendment.

                                                9.             Severability.  If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

                                                10.           Expenses.  Each Investor is liable for and will pay its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the Notes and Warrants, including, without limitation, attorneys’ and consultants’ fees and expenses.

                                                11.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                                                12.           Governing Law.  This Agreement and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of Minnesota without regard to the principles of conflict of laws.

                                                13.           Notices.  All communication or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given or made when delivered in hand, deposited in the mail, or sent by facsimile.  Communications or notices shall be delivered personally or by certified or registered mail, return receipt requested and postage prepaid, or by facsimile with evidence of transmission, and addressed as follows, unless and until either of such parties notifies the other in accordance with this section of a change of address:

                                                                (a)           if to the Company:

                                                                                Ciprico Inc.

                                                                                Attn:  Monte S. Johnson

                                                                                7003 West Lake Street, Suite 400

                                                                                St. Louis Park MN 55426

                                                                                Fax:  (952) 540-2402

                                                                                with a copy to:

                                                                                Fredrikson & Byron, P.A.

                                                                                Attn: Melodie R. Rose

                                                                                200 South Sixth Street, Suite 4000

                                                                                Minneapolis MN 55402-1425

                                                                                Fax:  (612) 492-7077

                                                                (b)           if to the Investors:

                                                                                at the addresses shown on each Investor’s signature page hereto.

INDIVIDUAL SIGNATURE PAGE

All individual investors must complete and sign this page.  If the individual is investing through an Individual Retirement Account, then both the individual investor and the IRA Custodian must sign this page.  Total payment to be made now is the amount on line 7.  Where the Notes and/or Warrants are to be held in joint tenancy or tenancy in common, both parties must sign and both Social Security numbers should be indicated.

1.                                       Investor Name(s) (please print):

2.                                       Social Security Number(s):

3.                                       Form of Ownership:            individual,              joint tenants,              tenants in common,

                                                              community property or              other (explain:                                                           )

4.                                       Residence Address:

5.                                       Mailing Address:

6.                                       Home:  Tel. No.  (          )                                           ; Fax No. (          )

                                                Business:  Tel. No.  (          )                                       ; Fax No. (          )

                                                E-mail:

7.                                       Investment Amount:  $

Investor Signature:

Second Signature (if applicable):

Date of Signature:                                                                                 , 2007

Name of IRA Custodian (if applicable)

IRA Custodian Signature — By:

Date:                                                                                                     , 2007

ENTITY SIGNATURE PAGE

All entity investors must complete and sign this page.  Total payment to be made now is the amount on line 6.

1.                                       Entity Name (please print):

2.                                       Employer Identification Number:

                                                (Also include Social Security Numbers if a Trust or Partnership)

3.                                       Business (Residence) Address:

4.                                       Mailing Address (if different from above):

5.                                       Business:  Tel. No.  (          )                               ; Fax No. (          )

6.                                       Investment Amount:  $

Signature:

By (print name):

Its:

Date:                                                                                                               , 2007

ACCEPTANCE:

Ciprico Inc., hereby accepts this Agreement as of the date set forth below.

CIPRICO INC.

Monte S. Johnson, Chief Financial Officer

Dated:

COUNTERPART AND JOINDER

INDIVIDUAL SIGNATURE PAGE

TO CONVERTIBLE NOTE PURCHASE AGREEMENT

All individual investors must complete and sign this page.  If the individual is investing through an Individual Retirement Account, then both the individual investor and the IRA Custodian must sign this page.  Total payment to be made now is the amount on line 7.  Where the Notes and/or Warrants are to be held in joint tenancy or tenancy in common, both parties must sign and both Social Security numbers should be indicated.

1.                                       Investor Name(s) (please print):

2.                                       Social Security Number(s):

3.                                       Form of Ownership:            individual,              joint tenants,              tenants in common,

                                                              community property or              other (explain:                                                           )

4.                                       Residence Address:

5.                                       Mailing Address:

6.                                       Home:  Tel. No.  (          )                                           ; Fax No. (          )

                                                Business:  Tel. No.  (          )                                       ; Fax No. (          )

                                                E-mail:

7.                                       Investment Amount:  $

Name of IRA Custodian (if applicable)

IRA Custodian Signature — By:

[Signatures continued on following page]

                IN WITNESS WHEREOF, the Investor identified above and the Company have executed this Counterpart and Joinder this        day of                           , 2007, pursuant to which such Investor has become party to, and an “Investor” under, the Convertible Note Purchase Agreement.

INVESTOR:

COMPANY:

CIPRICO INC.

Monte S. Johnson, Chief Financial Officer

COUNTERPART AND JOINDER

ENTITY SIGNATURE PAGE

TO CONVERTIBLE NOTE PURCHASE AGREEMENT

All entity investors must complete and sign this page.  Total payment to be made now is the amount on line 6.

1.                                       Entity Name (please print):

2.                                       Employer Identification Number:

                                                (Also include Social Security Numbers if a Trust or Partnership)

3.                                       Business (Residence) Address:

4.                                       Mailing Address (if different from above):

5.                                       Business:  Tel. No.  (          )                                   ; Fax No. (          )

6.                                       Investment Amount:  $

                                                IN WITNESS WHEREOF, the Investor identified above and the Company have executed this Counterpart and Joinder this        day of                           , 2007, pursuant to which such Investor has become party to, and an “Investor” under, the Convertible Note Purchase Agreement.

INVESTOR:

By:
Its:

COMPANY:

CIPRICO INC.

Monte S. Johnson, Chief Financial Officer

EXHIBIT A

INVESTORS

Investor	Note Amount	Warrant Shares

A-1